Note 12 - Income Taxes (Details) - Significant Components of Deferred Tax Assets - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets:
Net operating loss carryforwards	$ 5,770	$ 4,203
Capitalized start up costs	7,751	7,156
Research and development credits	189	162
Accruals and reserves	169	99
Total deferred tax assets	13,879	11,620
Deferred tax liabilities:
Depreciation and amortization	(13)	(11)
Valuation allowance	$ (13,866)	$ (11,609)